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                                  EXHIBIT 10.22

                                 AMENDMENT NO. 3
                             TO EMPLOYMENT AGREEMENT


                  AGREEMENT dated as of May 19, 1997 between James H.
Devlin ("Employee") and Chemed Corporation (the "Company").
                  WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 16, 1994 and amended May 15, 1995 and May 20, 1996 ("Employment Agreement"); and
                  WHEREAS, Employee and the Company desire to further amend the Employment Agreement in certain respects.
         NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of May 19, 1997, as follows:
         A. The date, amended as of May 20, 1996, set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of May 16, 2002 is hereby substituted therefor.
         B.       The base salary amount set forth in the first sentence of
                  Section 2.1 of the Employment Agreement is hereby deleted and the base salary amount of $225,300 per annum is hereby substituted.
         C. The amount of unrestricted stock award recognized in lieu of incentive compensation in 1996 is $26,666. Except as specifically amended in this Amendment No. 3 to Employment Agreement, the Employment Agreement, as amended, shall continue in full force and effect in accordance with its terms, conditions and provisions.


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                  IN WITNESS WHEREOF, the parties have duly executed this
amendatory agreement as of the date first above written.

                              EMPLOYEE

                              /s/ James H. Devlin
                              -----------------------------


                              CHEMED CORPORATION

                              /s/ Kevin J. McNamara
                              -----------------------------
                              Kevin J. McNamara
                              President

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